Exhibit 10.82

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                               CONVEYANCE OF TERM

                           OVERRIDING ROYALTY INTEREST

                                      FROM

                              BARON PRODUCTION LLC

                                   AS GRANTOR

                                       TO

                                 PCEC SUB 1, LLC

                                   AS GRANTEE

                                  JULY 28 2014

                                TABLE OF CONTENTS

Article I CONVEYANCE..........................................................2

   Section 1.1    Conveyance..................................................2
   Section 1.2    Non-Operating, Non-Expense-Bearing Interest.................2
   Section 1.3    Royalties; Taxes............................................3
   Section 1.4    Termination.................................................3
   Section 1.5    Delivery to Royalty Owner...................................4
   Section 1.6    Certain Limitations.........................................4
   Section 1.7    Measurement.................................................5
   Section 1.8    No Mortgage, Assignment or Pooling by Working Interest
                  Owner.......................................................5
   Section 1.9    Title.......................................................5
   Section 1.10   No Proportionate Reduction..................................7
   Section 1.11   Government Regulation.......................................7
   Section 1.12   Partial Release and Replacement.............................7

Article II DEFINITIONS........................................................8

   Section 2.1    Definitions.................................................8
   Section 2.2    Rules of Construction; Monthly and Daily Equivalents;
                  Publications...............................................15

Article III MISCELLANEOUS....................................................16

   Section 3.1    Nature of Production Payment; Intentions of the Parties....16
   Section 3.2    Governing Law..............................................17
   Section 3.3    Successors and Assigns.....................................17
   Section 3.4    Counterpart Execution......................................17
   Section 3.5    Further Assurances.........................................17
   Section 3.6    No Subordination to Permitted Encumbrance..................17
   Section 3.7    Partial Invalidity.........................................18
   Section 3.8    Waiver of Jury Trial and Special Damages...................18
   Section 3.9    Consent to Jurisdiction....................................18
   Section 3.10   Partition..................................................18
   Section 3.11   Addresses..................................................18
   Section 3.12   Amendments and Waivers.....................................19

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
                 CONVEYANCE OF TERM OVERRIDING ROYALTY INTEREST

     This Conveyance of Term Overriding Royalty Interest (this "Conveyance"), dated for reference purposes as of July 28, 2014, is made by Baron Production LLC, a Texas limited liability company ("Working Interest Owner" and a "Party"), to PCEC Sub 1, LLC, a Texas limited liability company ("Royalty Owner" and a "Party").

     Working Interest Owner is the owner of the Subject Interests (defined below), and Working Interest Owner has agreed to convey to Royalty Owner the following described term overriding royalty interest in such Subject Interests.

     Capitalized terms used herein have the meanings given to them in Article II hereof unless otherwise defined herein.

     Accordingly, Working Interest Owner hereby makes the following conveyance and assignment to, and the following agreements for the benefit of, Royalty
Owner:

                                   ARTICLE I
                                  CONVEYANCE

     Section 1.1 Conveyance. For and in consideration of One Thousand Dollars ($1,000.00) and other good and valuable consideration paid by Royalty Owner to Working Interest Owner, the receipt and sufficiency of which are hereby acknowledged, Working Interest Owner hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, SETS OVER AND DELIVERS unto Royalty Owner a term overriding royalty interest in and to the Subject Interests and in and to the Subject Hydrocarbons attributable thereto that is equal to the Production Payment Percentage with respect to each Subject Interest and the Subject Hydrocarbons attributable thereto (but not to exceed during any Month the Scheduled Quantities plus any Adjustment Quantity of the Subject Hydrocarbons produced and saved that Month), together with all and singular the rights and appurtenances thereto in anywise belonging thereto (the "Production Payment") insofar as and limited to the Subject Wells described in the Property Exhibit.

     TO HAVE AND TO HOLD the Production Payment unto Royalty Owner, its successors and assigns until the Termination Time.

     Section 1.2 Non-Operating, Non-Expense-Bearing Interest. The Production Payment conveyed hereby is a non-operating, non-expense-bearing limited term overriding royalty interest, free of all cost and expense of production, operations and delivery to the applicable Delivery Points. The Production Payment and the Production Payment Hydrocarbons will be free and clear of, and in no event will Royalty Owner ever be liable or responsible in any way for payment of, any and all (a) costs, expenses and liabilities associated with acquiring, exploring, developing, drilling, redrilling, maintaining, producing, operating, reworking, repairing, recompleting, and remediating the Subject Interests, or (b) cash balancing obligations or Delivery Point Charges. All costs and expenses associated with acquiring, exploring, developing, drilling, redrilling, maintaining, producing, operating, reworking, repairing, recompleting, and remediating the Subject Interests and all cash balancing obligations and Delivery Point Charges will be borne by the Retained Interests and paid by Working Interest Owner promptly, on or before the dates the same become delinquent.

     Section 1.3 Royalties; Taxes. The Production Payment will be free and clear of (and without deduction of) any and all royalties, overriding royalties, other production payments, and other burdens on production and will bear no part of the same; the Retained Interests will be burdened with, and Working Interest Owner will timely pay, all such royalties, overriding royalties, other production payments, and other burdens on production. WORKING INTEREST OWNER WILL DEFEND, INDEMNIFY AND HOLD ROYALTY OWNER HARMLESS FROM AND AGAINST ANY LOSS OR CLAIM WITH RESPECT TO ANY SUCH ROYALTIES AND OTHER BURDENS ON PRODUCTION OR ANY CLAIM BY THE OWNERS OR HOLDERS OF SUCH ROYALTIES AND OTHER BURDENS ON PRODUCTION. WORKING INTEREST OWNER WILL BEAR AND PAY ALL TAXES WITH RESPECT TO THE PRODUCTION PAYMENT AND THE PRODUCTION PAYMENT HYDROCARBONS, AND THE PRODUCTION PAYMENT HYDROCARBONS WILL BE FREE OF TAXES AND DELIVERED WITHOUT DEDUCTION FOR TAXES.

     Section 1.4 Termination.

     (a) The Production Payment will remain in full force and effect until the Termination Time. At the Termination Time, all rights, titles and interests hereby conveyed to Royalty Owner in the Subject Interests will automatically terminate and vest in Working Interest Owner and, upon request by Working Interest Owner, Royalty Owner (at Working Interest Owner's expense) will execute and deliver such instruments (in recordable form) as may be reasonably necessary to evidence the termination of the Production Payment, provided that, notwithstanding the foregoing or anything herein to the contrary, any obligations which any Person may have to indemnify, reimburse, or compensate Royalty Owner, or to make payments to Royalty Owner on account of Production Payment Hydrocarbons produced before the Termination Time, or to give reports or take other actions with respect to such Production Payment Hydrocarbons or such payments, will survive any termination of the Production Payment.

     (b) No pipeline company or other Person purchasing, taking or processing Production Payment Hydrocarbons will be required to take notice of or to keep informed concerning termination of the Production Payment until actual receipt of a termination instrument signed by Royalty Owner as contemplated in the preceding subsection.

     (c) If any individual Subject Interest (or portion thereof, as applicable) should by its terms terminate before the Termination Time and not be extended, renewed or replaced, then the Production Payment will no longer apply to that particular Subject Interest (or such portion thereof, as applicable), but the Production Payment will remain in full force and effect and undiminished as to all remaining Subject Interests (and all remaining portions of such Subject Interest, as applicable), as well as to any new lease referred to in the last sentence of the definition of "Lease" in Section 2.1. No Scheduled Quantity, Adjustment Quantity or Monthly Adjustment Amount will ever be reduced or diminished by reason of the termination of all or any portion of a Subject Interest.

     Section 1.5 Delivery to Royalty Owner. Working Interest Owner will cause the Production Payment Hydrocarbons to be delivered each Day to Royalty Owner, or to the credit of Royalty Owner, into the facilities of the Delivery Point Recipient at the applicable Delivery Point, in a condition satisfactory to meet or exceed all specifications and requirements of such Delivery Point Recipient and free of all Delivery Point Charges. Such delivery will be made on a first priority basis (along with the other Subject Hydrocarbons), to the extent permitted by applicable Law and by any contracts existing on the date hereof, and Working Interest Owner hereby dedicates to the Subject Hydrocarbons all gathering, transportation, processing, treating and compression plants and equipment (whether owned or possessed by contract right) and all contract rights and other rights useful in making such delivery and agrees that the same will be used to deliver the Subject Hydrocarbons in such condition prior to being used for other Hydrocarbons belonging to Working Interest Owner or its Affiliates. Although the Production Payment Hydrocarbons are owned by Royalty Owner when and as produced at the wellhead, Working Interest Owner will be solely responsible for causing delivery thereof to occur at the Delivery Points and for the handling, management and care of the Production Payment Hydrocarbons until such delivery has been completed and solely responsible for any damage, injury or loss that may occur in connection therewith. To the extent it has the right to do so, Working Interest Owner hereby grants to Royalty Owner and its purchasers and agents easements and rights-of-way over and across the Leases and all lands subject thereto or pooled, communitized and/or unitized therewith, together with rights of ingress and egress to go on or about such lands and all related production, processing, handling and other facilities, for the purposes of receiving, accepting and taking Production Payment Hydrocarbons at the applicable Delivery Points and for the further transportation thereof.

     Section 1.6 Certain Limitations. The Production Payment will be subject to the following provisions:

     (a) Royalty Owner will look solely to the Production Payment Hydrocarbons for satisfaction and discharge of the Production Payment, and Working Interest Owner will not be personally liable under this Conveyance for the payment and discharge thereof (although Working Interest Owner will be personally liable for the performance of its representations, warranties, agreements and indemnities in the Production Payment Documents (as defined in the Purchase and Sale Agreement)).

     (b) The Oil produced from the Subject Interests will be allocated first to the Production Payment.

     (c) Neither the occurrence of an event of force majeure nor any other event or condition reducing or eliminating production or delivery of Subject Hydrocarbons will suspend the calculation and increase of any Monthly Deficiency or other component of the Monthly Adjustment Amount.

     Section 1.7 Measurement. Measurement of Subject Hydrocarbons will be determined under the applicable agreement with the Delivery Point Recipient (or under the applicable marketing agreement with any Person purchasing such Oil at the Delivery Point) and, if such agreement does not specify measurement procedures, in accordance with generally accepted industry practices in effect at the time and place of delivery using then current testing methods of the

American Society for Testing Materials or the American Petroleum Institute. All measurements of Oil will be subject to the rights of Working Interest Owner and Royalty Owner to audit and confirm such measurements. Working Interest Owner hereby represents, warrants and covenants to Royalty Owner that, with respect to the Subject Hydrocarbons, production of Oil from each Subject Well is and will continue to be measured at a point prior to any point where Oil from such Subject Well is commingled with Oil from any other well or wells that are not Subject Wells.

     Section 1.8 No Mortgage, Assignment or Pooling by Working Interest Owner. During the term of the Production Payment, (a) Working Interest Owner will not mortgage, pledge or hypothecate the Subject Interests or create or allow to remain any lien or security interest thereon or on any Hydrocarbons produced therefrom, other than Permitted Encumbrances, and (b) Working Interest Owner will not assign, sell, convey or otherwise transfer the Subject Interests or any part thereof, unless in each case Royalty Owner expressly consents thereto in writing, the transferee expressly agrees to assume and perform all of Working Interest Owner's obligations under this Conveyance and the other documents executed in connection herewith (contingent, in the case of a mortgagee, upon taking possession), and, except for the Security Documents (as defined in the Credit Agreement), such mortgage, pledge, hypothecation, lien, security interest, assignment, sale, conveyance or other transfer is made and accepted expressly subject and subordinate to this Conveyance. Any purported mortgage, pledge, hypothecation, lien, security interest, assignment, sale, conveyance, or other transfer in violation hereof will be null and void. During the term of the Production Payment, Working Interest Owner will not (except as may be required by the terms of any existing or new Lease or by the terms of any Law or any order of a court or regulatory authority having jurisdiction, or unless Working Interest Owner and Royalty Owner have the same or larger Net Revenue Interest in each affected Subject Interest both before and after pooling or unitization) pool, communitize or unitize the Production Payment or the Subject Interests (or amend any presently existing pooling, communitization or unitization agreement with respect thereto) without the express written consent of Royalty Owner, and any purported pooling, communitization, unitization or amendment in contravention of the preceding clause will be null and void as to Royalty Owner and will not have the effect of pooling or otherwise affecting the Production Payment.

     Section 1.9 Title. Working Interest Owner hereby binds itself and its successors and assigns to WARRANT and forever DEFEND all and singular title to the Production Payment and the Production Payment Hydrocarbons unto Royalty Owner, its successors and assigns, against every Person lawfully claiming or who may claim the same or any part thereof, including any Person claiming under a Permitted Encumbrance. In addition, and without limitation of the foregoing, Working Interest Owner warrants and represents to Royalty Owner that:

     (a) each Lease is a valid and subsisting oil, gas and/or mineral lease, deed or other instrument covering the lands and depths described in such Lease (subject to any limitations as to depth or areal extent set forth in the Property Exhibit with respect to such Lease).

     (b) the ownership of Working Interest Owner of the Subject Interests does and will, with respect to each Lease, unit, formation, or well identified in the Property Exhibit, (i) entitle Working Interest Owner and Royalty Owner collectively to receive and retain a percentage Net Revenue Interest share of the Hydrocarbons produced from (or, to the extent pooled or unitized, allocated to) such Lease, unit, formation or well equal to (or exceeding) the Warranted Net Revenue Interest Percentage set forth in the Property Exhibit, determined after taking all Non-Consent Provisions, if any, into account, and (ii) cause Working Interest Owner to be obligated to bear a percentage share of the costs associated with operations on such Lease, unit, formation, or well that is no more than the Warranted Working Interest Percentage set forth in the Property Exhibit, which share of costs is not subject to increase (except as specifically described in such Exhibit) without either a corresponding proportional increase in the associated Net Revenue Interest or the right to receive immediate reimbursement for such increased costs from another owner of interests in such Lease, unit, formation or well.

     (c) such shares of production, as reflected on the Property Exhibit, which Working Interest Owner and Royalty Owner are entitled to receive and retain, and such shares of expenses, as reflected on the Property Exhibit, which Working Interest Owner is obligated to bear, are not subject to change upon Working Interest Owner's or any other Person's achievement of payout or some other measure of recovery of costs incurred with respect to any of the Subject Interests prior to the Effective Time, except as expressly described in the Property Exhibit.

     (d) Working Interest Owner's title to the Subject Interests, the Subject Hydrocarbons and the facilities, equipment, and all related contractual rights needed for the operation of the Subject Interests and the production of the Subject Hydrocarbons is free and clear of (i) any encumbrances, liens, mortgages or pledges, other than Permitted Encumbrances and any liens and security interests being released concurrently with the grant of the Production Payment,
(ii) any preferential purchase rights (other than those that have been waived or the time period for exercise of which has expired without exercise) or requirements for consents to assignment (other than those that have been obtained or waived) that would be applicable to or exercisable as a result of this Conveyance, and (iii) any other defects that would materially and adversely affect or interfere with the operation, use, possession, ownership or value thereof as currently owned, operated, conducted and used by Working Interest Owner or, if not Working Interest Owner, the current operator of the applicable Lease.

     This Conveyance is made with full substitution and subrogation of Royalty Owner in and to all covenants, representations and warranties by others heretofore given or made with respect to the Subject Interests.

     Section 1.10 No Proportionate Reduction. It is understood and agreed that the Production Payment Hydrocarbons and the Production Payment Percentages will be determined based on 100% of the full Warranted Net Revenue Interest Percentages of the Hydrocarbons produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands and will not be reduced for any reason except to the extent expressly provided in Section 1.11. Among other things, the Production Payment Hydrocarbons and the Production Payment Percentages will not be reduced due to (a) the undivided interest owned by Working Interest Owner in a Lease being less than the entire interest in such Lease, or (b) the interest in Hydrocarbons or other minerals underlying any portion of the Subject Lands which is covered by a particular Lease (or group of Leases) being less than the entire interest in the Hydrocarbons and other minerals underlying such portion of the Subject Lands.

     Section 1.11 Government Regulation. The obligations of Working Interest Owner hereunder will be subject to all applicable Laws. Working Interest Owner will timely make all filings with all applicable agencies, boards, officials and commissions having jurisdiction with respect to the Subject Interests, the operation thereof or the Production Payment prior to or at the time any such filing becomes due. Should any Laws, any Leases or any presently existing provisions in presently existing private contracts (including those limiting the size of overriding royalties and similar interests but excluding any contracts directly entered into by Royalty Owner) be applicable to the Subject Interests so as to limit the portion of the Hydrocarbons produced from a particular Subject Interest which may be attributable to the Production Payment, the Production Payment will, as to such Subject Interest and for the period of time during which such Law, Lease or contractual provision is applicable, be limited to the maximum amount of production from such Subject Interest which can be attributed to the Production Payment under such Law, Lease or contractual provision; provided, however, should such limitation be in effect as to any one or more Subject Interests, then (without prejudice to other rights Royalty Owner may have) the portion of production from (or, to the extent pooled or unitized, allocated to) the other Subject Interests which would be attributable to the Production Payment in the absence of the provisions of this subsection will be increased to the maximum extent permitted (up to 90%) to cause Royalty Owner to receive, by virtue of ownership of the Production Payment, the same aggregate amount of Oil that Royalty Owner would have received had such Law, Lease or contractual provision not reduced the share of production from such Subject Interest with respect to which the Production Payment could be paid.

     Section 1.12 Partial Release and Replacement. Working Interest Owner and Royalty Owner agree that in the event that the Subject Interests located in Taylor County, Texas, are to be sold by Working Interest Owner, Royalty Owner will agree to reconvey to Working Interest Owner its remaining term overriding royalty interest in such Subject Interests in exchange for either (at the election of Royalty Owner) (a) the conveyance to Royalty Owner by Working Interest Owner, upon substantially the same terms as this Conveyance, of a term overriding royalty interest in additional Leases that will serve to replace the Production Payment Hydrocarbons attributable to the Subject Interests being sold, such additional Leases, term overriding royalty interest and all related documents to be satisfactory in form and substance to Royalty Owner in its sole discretion or (b) a reconveyance payment to Royalty Owner, in an amount to be determined by Royalty Owner, and corresponding reductions in the Aggregate Quantity and Scheduled Quantities as evidenced by a duly executed amendment to this Conveyance, such reconveyance payment, such reductions and such amendment to be satisfactory in form and substance to Royalty Owner.

                                   ARTICLE II
                                  DEFINITIONS

     Section 2.1 Definitions. As used herein and in the exhibits hereto, the following terms have the respective meanings ascribed to them below:

     "Adjustment Quantity" means, during each Month, the quantity of Oil determined by dividing the Monthly Adjustment Amount as of the commencement of such Month by the Field Price of Oil for such Month.

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
     "Affiliate" means, with respect to any Person, any other Person that either directly or indirectly controls or manages, is controlled or managed by or is under common control or management with such first Person. For the purposes hereof, "control" means the right or power to direct the policies of another through management authority, equity ownership, delegated authority, voting rights or otherwise.

     "Aggregate Quantity" means 90,000 Barrels of Oil.

     "Bankruptcy Code" means Title 11 of the United States Code,ss.101, ET SEQ., as amended.

     "Barrel" means 42 United States standard gallons at 60 degrees Fahrenheit.

     "Business Day" means any day other than a Saturday, a Sunday or a holiday on which national banking associations in the State of Texas are closed.

     "Calculation Date" has the meaning specified in the definition of "Monthly Adjustment Amount".

     "Central Time" means Central Standard Time or Central Daylight Savings Time in effect in Dallas, Texas on the date in question.

     "Credit Agreement" means the Credit Agreement, dated as of the date hereof, among Working Interest Owner, the Parent, the lenders from time to time party thereto, and Petro Capital Energy Credit, LLC, as administrative agent for such lenders, as amended restated, supplemented or otherwise modified from time to time.

     "Day" means a period of 24 consecutive hours beginning at 9:00 a.m. Central Time, on each calendar day, and "Daily" has the correlative meaning.

     "Delivery Point" means the meter at each point of delivery of Subject Hydrocarbons into a pipeline or gathering system or other transportation facilities (including vehicles) of a Delivery Point Recipient, or any other point or points mutually agreed to in writing by Working Interest Owner and Royalty Owner.

     "Delivery Point Charges" means all costs and charges associated with the delivery of the Production Payment Hydrocarbons into the facilities of a Delivery Point Recipient in a condition and at pressures sufficient to satisfy all requirements in the applicable contract with such Delivery Point Recipient, including all gathering, transportation, marketing, treating, compression, dehydration, fuel and handling costs and charges.

     "Delivery Point Recipient" means, at any time with respect to any Subject Interest, the owner of the gathering system or transporting vehicles immediately downstream of each applicable Delivery Point.

     "Effective Time" means 9:00 a.m., Central Time, on August 1, 2014.

     "Field Price" means with respect to Oil the price per Barrel of Oil for each Month that is determined in accordance with Schedule 2.

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
     "Gas"  means  natural  gas  and  other  gaseous   hydrocarbons,   including
casinghead gas and the liquid products of gas processing, but excluding condensate and other liquid hydrocarbons removed by conventional mechanical field separation at or near the wellhead.

     "Hydrocarbons" means Oil and Gas.

     "Index Rate" means the rate of seventeen percent (17.0%) per annum, calculated on the basis of actual days elapsed and a year of 360 days.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof, of any Indian nation or tribal authority, or of any foreign country or any department, province or other political subdivision thereof. Any reference to a Law includes any amendment or modification to such Law, and all regulations, rulings, and other Laws promulgated under such Law.

     "Lease" means (subject to the depth limitations described in Exhibit A) any oil, gas and/or mineral lease described, referred to or identified in the Property Exhibit and any other deed, assignment, order, contract or instrument creating or evidencing ownership of a Subject Interest, in each case as to all lands and depths described in such lease, deed, assignment, order, contract or instrument (or the applicable part or portion of such lands and depths if specifically limited in depth or areal extent in the Property Exhibit), together with any renewal, amendment, ratification or extension of such lease, deed, assignment, order, contract or instrument. This Conveyance will also apply to, and the term "Lease" will include, any new lease to the extent that such new lease covers any interest covered by any oil, gas and/or mineral lease described, referred to or identified in the Property Exhibit if such new lease is acquired by Working Interest Owner or its Affiliates during the term of or within one (1) year after expiration of the predecessor lease (provided that no such new lease will be subject to this Conveyance if such new lease is executed and delivered after the Termination Time).

     "Lease Use Hydrocarbons" means any Hydrocarbons that are unavoidably lost in the production thereof or that are used by Working Interest Owner or the operator of the Subject Interests or any unit in which the Subject Interests are pooled or unitized in compliance herewith for drilling and production operations conducted prudently and in good faith for the purpose of producing Hydrocarbons from the Subject Interests or from such unit, but only for so long as and to the extent such Hydrocarbons are so used.

     "Month" means the time period beginning at 9:00 a.m., Central Time, on the first day of each calendar month and ending at 9:00 a.m., Central Time, on the first day of the next succeeding calendar month, and "Monthly" has the correlative meaning.

     "Monthly Adjustment Amount" means zero dollars as of the Effective Time. As of the commencement of each succeeding Month after the Effective Time (a "Calculation Date"), such term means an amount of dollars equal to the sum of the following:

     (a) the Monthly Adjustment Amount as of the commencement of the immediately preceding Month, plus

     (b) any Monthly Deficiency for the immediately preceding Month, minus

     (c) any Monthly Credit for the immediately preceding Month, plus

     (d) an amount equal to the notional interest that would accrue at the Index Rate on a principal amount equal to the Monthly Adjustment Amount (if any) as determined as of the end of the immediately preceding Month for the period from and including the first Calculation Date to but not including the first Monthly Settlement Date following such Calculation Date. For a Calculation Date that is the first Day in September, 2014, for example, such notional principal amount would be the Monthly Adjustment Amount as of the end of the preceding Month of August 2014 (i.e., as of 9:00 a.m. on September 1, 2014) and the period for which such notional interest would be calculated would be the period from and including the first Business Day of September 2014 to but not including the last Business Day of September 2014.

     "Monthly  Credit" means for each Month the product  obtained by multiplying
(a) the aggregate amount, if any, by which the quantity of Production Payment Hydrocarbons actually received by, or sold on behalf of, Royalty Owner during such Month exceeds the Scheduled Quantity for such Month, times (b) the Field Price of Oil for such Month.

     "Monthly   Deficiency"  means  for  each  Month  the  product  obtained  by multiplying (a) the aggregate amount, if any, by which the quantity of Production Payment Hydrocarbons actually received by, or sold on behalf of, Royalty Owner during such Month is less than the Scheduled Quantity for such Month times (b) the Field Price of Oil for such Month.

     "Monthly Settlement Date" means, for each Month, the last Business Day of the following Month. The Monthly Settlement Date for production during August 2014 will be the last Business Day of September 2014, and so forth.

     "Mortgage" means the Second Lien Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement from Working Interest Owner for the benefit of Royalty Owner, dated as of the Closing Date.

     "Net Revenue Interest" means a percentage share of the Hydrocarbons (and the proceeds thereof) produced and saved from or attributable to a particular Lease, Subject Interest or Subject Well, after deducting all royalties, overriding royalties, non-participating royalties, net profits interests, production payments, and other burdens on or payments out of production, other than the Production Payment itself.

     "Non-Affiliate" means any Person other than Working Interest Owner and its Affiliates.

     "Non-Consent Hydrocarbons" means those Hydrocarbons produced from a Subject Interest during the applicable period of recoupment or reimbursement pursuant to a Non-Consent Provision covering that Subject Interest, which Hydrocarbons have been relinquished to the consenting party or participating party under the terms of such Non-Consent Provision as the result of an election by Working Interest Owner not to participate in the particular operation, provided that such election by Working Interest Owner has been made in good faith and as a prudent operator and in compliance with the terms of this Conveyance and any other agreements made in connection herewith by Working Interest Owner and Royalty Owner.

     "Non-Consent Provision" means a contractual provision contained in an applicable Non-Affiliate third-party operating agreement, unit agreement, contract for development or other similar instrument that is a Permitted Encumbrance, which provision covers so-called non-consent operations or sole benefit operations and provides for relinquishment of production by non-consenting or non-participating parties during a period of recoupment or reimbursement of costs and expenses of the consenting or participating parties.

     "Oil" means crude oil, condensate and other liquid hydrocarbons, including liquid hydrocarbons removed by conventional mechanical field separation at the wellhead but excluding casinghead gas and the products of gas processing.

     "Parent" means Baron Energy, Inc., a Nevada corporation.

     "Parties" means Working Interest Owner and Royalty Owner.

     "Permitted  Encumbrance"  means the  following  with respect to any Subject
Interest:

     (a) lessors' royalties, overriding royalties, reversionary interests and similar burdens that (i) are of record on the date hereof, (ii) do not at any time reduce the share of production from (or, if pooled or unitized, allocated to) any Lease, unit, formation, or well set forth on the Property Exhibit to which Working Interest Owner is entitled by virtue of its ownership of the Subject Interests (as calculated before giving effect to this Conveyance) below the Warranted Net Revenue Interest Percentage for such Lease, unit, formation, or well, and (iii) do not at any time increase Working Interest Owner's Working Interest in any Lease, unit, formation or well set forth on the Property Exhibit without a corresponding increase in Working Interest Owner's Net Revenue Interest for such Lease, unit, formation or well;

     (b) operating agreements and unitization, pooling and communitization agreements described in Section 3.1(m) of the Disclosure Schedule to the Purchase and Sale Agreement that (i) are in existence on the date hereof, (ii) do not at any time reduce the share of production from (or, if pooled or unitized, allocated to) any Lease, unit, formation, or well set forth on the Property Exhibit to which Working Interest Owner is entitled by virtue of its ownership of the Subject Interests (as calculated before giving effect to this Conveyance) below the Warranted Net Revenue Interest Percentage for such Lease, unit, formation, or well, and (iii) do not at any time increase Working Interest Owner's Working Interest in any Lease, unit, formation, or well set forth on the Property Exhibit without a corresponding increase in Working Interest Owner's Net Revenue Interest for such Lease, unit, formation, or well;

     (c) contracts and other matters that (i) specifically affect such Subject Interest, (ii) do not at any time reduce the share of production from (or, if pooled or unitized, allocated to) any Lease, unit, formation, or well set forth on the Property Exhibit to which Working Interest Owner is entitled by virtue of its ownership of the Subject Interests (as calculated before giving effect to this Conveyance) below the Warranted Net Revenue Interest Percentage for such Lease, unit, formation, or well, and (iii) do not at any time increase Working

Interest Owner's Working Interest in any Lease, unit, formation, or well set forth on the Property Exhibit without a corresponding increase in Working Interest Owner's Net Revenue Interest for such Lease, unit, formation, or well;

     (d) Oil sales contracts on normal market terms that provide for an initial term of one year or less or are terminable without penalty upon no more than thirty (30) days' notice to the purchaser or are not binding on the Production Payment;

     (e) liens for Taxes or governmental assessments that are not yet delinquent
or  are  being  contested  in  good  faith  by  appropriate   proceedings  which
effectively delay any enforcement thereof;

     (f) materialman's, mechanic's, repairman's, employee's, contractor's, operator's and other similar liens or charges arising by Law or contract in the ordinary course of business to the extent securing current accounts payable (owing with respect to goods or services provided with respect to the Subject Interests) that are not more than 30 days past the invoice or due date, whichever is earlier, unless being contested in good faith by appropriate proceedings which effectively delay any enforcement thereof;

     (g) easements, rights-of-way, restrictions, servitudes, permits, surface leases and other rights in respect of surface operations that do not interfere materially with the operation, value or use of such Subject Interest or adversely affect the value of the Production Payment;

     (h) liens and security interests in favor of Royalty Owner;

     (i) liens and security interests created pursuant to the requirements of the Credit Agreement;

     (j) liens under any mortgage, pledge or security agreement entered into pursuant to the requirements of any indenture, loan agreement or similar document for borrowed money, provided that liens under any such mortgage, pledge or security agreement are made and accepted expressly subject and subordinate to this Conveyance and the Mortgage; and

     (k) All other charges, encumbrances, title defects and irregularities (other than liens and security interests) affecting the Subject Interests which taken individually or together: (i) do not reduce the value of the Production Payment or interfere with the operation, value or use of any of the Subject Interests; (ii) do not prevent Working Interest Owner from receiving the unencumbered proceeds of production from any of the Subject Interests or Royalty Interest Owner from receiving Production Payment Hydrocarbons, or the proceeds thereof; (iii) do not reduce the share of production from (or, if pooled or unitized, allocated to) any Lease, unit, formation, or well set forth on Exhibit A to which Working Interest Owner is entitled by virtue of its ownership of the Subject Interest (as calculated before giving effect to this Conveyance) below the Warranted Net Revenue Interest Percentage for such Lease, unit, formation, or well and (iv) do not increase Working Interest Owner's Working Interest in any Lease or unit set forth on Exhibit A without a corresponding increase in Working Interest Owner's Net Revenue Interest for such Lease, unit, formation, or well.

     "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, pension fund, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

     "Production Payment" has the meaning given such term in Section 1.1.

     "Production Payment Hydrocarbons" means the Subject Hydrocarbons conveyed and assigned to Royalty Owner pursuant to Section 1.1.

     "Production Payment Percentage" means, with respect to each Subject Interest and the Subject Hydrocarbons produced therefrom (or, to the extent pooled or unitized, allocated thereto), ninety percent (90%) of the Warranted Net Revenue Interest Percentage specified in the Property Exhibit for such Subject Interest.

     "Property Exhibit" means Exhibit A attached hereto.

     "Purchase and Sale Agreement" means the Purchase and Sale Agreement dated as of the Closing Date between Working Interest Owner and Royalty Owner.

     "Retained Interests" means the rights and interests retained by Working Interest Owner in the Subject Interests after conveyance of the Production Payment hereunder, including both the rights and interests in the Subject Interests that are retained by Working Interest Owner during the term of the Production Payment and the entire Subject Interests at any time when the Production Payment has terminated or is otherwise not in effect.

     "Royalty Owner" refers to Baron Production LLC, a Texas limited liability company, as well as to its successors and assigns hereunder.

     "Scheduled Quantity" means with respect to each Month the aggregate quantity of Hydrocarbons that is set forth for such Month on Schedule 1.

     "Subject Hydrocarbons" means the Oil in and under and that may be produced after the Effective Time from (or, to the extent pooled or unitized, allocated to) the Subject Lands that are attributable to the Subject Interests (determined after deducting all royalties, overriding royalties, production payments and similar burdens, excluding only the Production Payment, which both burden the Subject Interests on the date hereof and are reflected in the Warranted Net
Revenue Interest Percentages set out on the Property Exhibit). The Subject Hydrocarbons will not be deemed to include any Lease Use Hydrocarbons or Non-Consent Hydrocarbons attributable to the Subject Interests, and no Lease Use Hydrocarbons or Non-Consent Hydrocarbons will be included in the determination of Production Payment Hydrocarbons.

     "Subject Interests" means:

     (a) all of the interests set forth in the Property Exhibit in and to the Leases, units and wells described therein and the other property interests (if any) described in the Property Exhibit, limited in each instance to each subject Well described on the Property Exhibit.

     (b) all other right, title, interest or claim (of every kind and character, whether legal or equitable and whether vested or contingent) of Working Interest Owner in and to (i) any Lease or any such unit or other property interest, (ii) the lands and estates covered by the Leases or by such units and other property interests, and (iii) all other lands and estates now or hereafter pooled, communitized or unitized therewith, or in and to the oil, gas and other minerals that may be produced therefrom or allocated thereto, even though Working Interest Owner's interest be incorrectly or incompletely described in, or omitted from, the Property Exhibit, and

     (c) all rights, titles and interests of Working Interest Owner in and to, or otherwise derived from, all presently existing or hereafter created oil, gas or mineral unitization, pooling, or communitization agreements, declarations or orders and in and to the properties covered and the units created thereby (including all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations or declarations, and so-called "working interest units" created under operating agreements or otherwise) relating to the properties described in paragraphs (a) or (b) above in this definition, all as the same may be enlarged from time to time by the discharge of any burdens or by the removal of any charges or encumbrances to which any of the same may be subject on the date hereof, and any and all renewals and extensions of any of the same, but limited in each instance to each Subject Well on the Property Exhibit.

     "Subject Lands" means all lands described, referred to or identified in the Property Exhibit and all lands subject to each Lease or other property interest that is described in the Property Exhibit, but limited in each instance to each Subject Well on the Property Exhibit.

     "Subject Wells" means all wells identified in the Property Exhibit.

     "Taxes" means all ad valorem, property, gathering, transportation, pipeline regulating, gross receipts, severance, production, excise, heating content, carbon, environmental, occupation, sales, use, value added, fuel, franchise, and other taxes and governmental charges and assessments imposed on or as a result of all or any part of the Subject Interests, the Hydrocarbons produced from Subject Interests or the proceeds thereof, the Production Payment, the Production Payment Hydrocarbons or the proceeds thereof, regardless of the point at which or the manner in which or the Person against whom such taxes, charges or assessments are charged, collected, levied or otherwise imposed. Interest, penalties and withholding obligations owing to governmental authorities with respect to any Taxes also constitute Taxes. The only taxes which are not Taxes are federal and state income and franchise taxes imposed on Royalty Owner's income or business generally (provided that "windfall profits" taxes and other taxes imposed on Oil production or the revenues or income therefrom do constitute "Taxes").

     "Termination Time" means 9:00 a.m., Central Time, on July 31, 2017, provided that if at such time the Royalty Owner has not received the Aggregate Quantity, the Termination Time will not occur until the time and date that the Royalty Owner shall have received and realized, out of the Production Payment Hydrocarbons, the Aggregate Quantity.

     "Warranted Net Revenue Interest Percentage" means the percentage set forth on the Property Exhibit indicating Working Interest Owner's claimed Net Revenue

Interest in a particular Lease, unit, formation, or well, generally by reference to "Net Revenue Interest," "NRI," "NRI Percentage" or words of similar import.

     "Warranted Working Interest Percentage" means the percentage set forth on the Property Exhibit indicating Working Interest Owner's claimed Working Interest in a particular Lease, unit, formation, or well, generally by reference to "Working Interest," "WI," "WI Percentage" or words of similar import.

     "Working Interest" means the interest owned in oil and gas leases, leaseholds, contracts or other oil and gas interests (including leasehold interests, operating rights interests or other cost-bearing interests, and mineral fee or ownership interests) that determines the percentage share of costs borne by the owner of such interest.

     "Working Interest Owner" refers to Baron Production LLC, a Texas limited liability company, as well as to its successors and assigns hereunder.

     Section  2.2  Rules  of  Construction;   Monthly  and  Daily   Equivalents;
Publications.

     (a) All references in this Conveyance to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Conveyance unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only, do not constitute part of such subdivisions, and are to be disregarded in construing the language contained in such subdivisions. The words "this Conveyance", this instrument", "herein", "hereof", "hereunder" and words of similar import refer to this Conveyance as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires, "including" and its grammatical variations mean "including without limitation"; "or" is not exclusive; words in the singular form include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time amended, restated, or supplemented; and references herein to any Person include such Person's successors and assigns. All references in this Conveyance to exhibits and schedules refer to exhibits and schedules to this Conveyance unless expressly provided otherwise, and the Property Exhibit and all other exhibits and schedules to this Conveyance are hereby incorporated herein by reference and made a part hereof for all purposes. This Conveyance has been drafted with the joint participation of Working Interest Owner and Royalty Owner and is to be construed neither against nor in favor of either Party but rather in accordance with the fair meaning hereof.

     (b) To the extent that this Conveyance refers to information or data measured or based upon Daily production or deliveries of Hydrocarbons and such information or data is instead provided or available only with respect to Monthly production or deliveries of Hydrocarbons, such Monthly Hydrocarbons will be deemed produced or delivered in equal quantities on each Day during such Month. To the extent that this Conveyance refers to Daily price information for production or deliveries of Hydrocarbons and such information or data is instead provided or available only on a Monthly basis, then such Monthly price information will be deemed to apply on each Day during such Month.

     (c) To the extent that this Conveyance incorporates prices, rates, adjustments to prices or rates or other information from a specific source or publication and that source or publication for any reason temporarily fails or permanently ceases to publish such information, or ceases publication altogether, or changes the heading or format under which such information is published, or changes the source of information which it publishes under such heading or format, and in any such case this Conveyance does not otherwise specify how to deal with such event, then for so long as such situation continues Royalty Owner will designate, in good faith, a reasonable alternative source for the same or equivalent information and the Parties will thereafter use such designated alternative source.

                                  ARTICLE III
                                 MISCELLANEOUS

     Section 3.1 Nature of Production Payment; Intentions of the Parties. This Conveyance is an absolute conveyance of an interest in real property. The Production Payment constitutes a "production payment" as defined in Section 101(42A) of the Bankruptcy Code and referred to in Section 541(b)(4)(B)(i) of the Bankruptcy Code. The Parties intend for the Production Payment to at all times be treated for federal income tax purposes (and for the purpose of any similarly calculated state income or franchise taxes, but for no other purposes) as a mortgage loan (and not a "royalty" or other "economic interest" in Hydrocarbons) within the meaning of the Internal Revenue Code and the regulations and judicial authority relating thereto, and the Parties agree to report the Production Payment accordingly on all applicable tax returns. Nothing in this Conveyance may be construed to constitute either Party (under state Law or for tax purposes) in partnership with the other Party or to constitute an assignment by Working Interest Owner to Royalty Owner of an interest in any tax partnership burdening the Subject Interests. The Production Payment does not include any ownership interest in and to any of the fixtures, structures, equipment or other tangible personal property now or hereafter placed on, or used in connection with, the Subject Interests or any right to conduct operations with any of the foregoing.

     Section 3.2 Governing Law. THIS CONVEYANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCEWITH THE LAWS OF THE STATE OF TEXAS.

     Section 3.3 Successors and Assigns. The covenants, provisions and conditions contained in this Conveyance are agreed and acknowledged to be covenants running with the land and the respective interests of Working Interest Owner and Royalty Owner and will be binding upon and (subject to the restrictions in Section 1.8) inure to the benefit of Working Interest Owner and Royalty Owner and their respective successors and permitted assigns. Royalty Owner and its successors and assigns may, and nothing contained in this instrument will in any way limit or restrict the right of Royalty Owner, or Royalty Owner's successors and assigns to, sell, convey, assign, mortgage or otherwise transfer the Production Payment or its rights and obligations under this Conveyance in whole or in part. If at any time Royalty Owner, or Royalty Owner's successors and assigns, execute a mortgage, pledge or deed of trust covering all or any part of the Production Payment as security for any obligation, the mortgagee, the pledgee or the trustee therein named or the holder of the obligation secured thereby will be entitled, to the extent such mortgage, pledge or deed of trust so provides, to exercise all of the rights, remedies, powers and privileges herein conferred upon Royalty Owner and to give or withhold all consents herein required or permitted to be obtained from Royalty Owner. All references herein to either Working Interest Owner or Royalty Owner include their respective successors and permitted assigns.

     Section 3.4 Counterpart Execution. This Conveyance is executed in multiple originals all of which constitute one and the same Conveyance; provided, however, in order to facilitate recording of this Conveyance in the public records of each of the jurisdictions in which the Subject Interests are located (or in each of the jurisdictions adjacent to any offshore Subject Interests), the exhibits attached to a counterpart recorded in a single jurisdiction may contain only those pages (or portions thereof) which apply to Subject Interests that are located in (or are adjacent to) such jurisdiction. Complete counterparts of this Conveyance have been retained by each of the Parties, and a complete counterpart of this Conveyance is recorded in Harrison County, Texas.

     Section 3.5 Further Assurances. Working Interest Owner will take all such further actions and will execute, acknowledge and deliver all such further documents that may reasonably be requested by Royalty Owner to effectuate this Conveyance or to carry out the purposes of this Conveyance.

     Section 3.6 No Subordination to Permitted Encumbrance. Certain agreements, contracts and other documents are listed in the Property Exhibit and included in the definition of Permitted Encumbrances. References herein or in the Property Exhibit to Permitted Encumbrances are made solely for the purpose of modifying Working Interest Owner's warranties and representations as to the Subject Interests, and without regard to whether or not any Permitted Encumbrance is valid, subsisting, legal or enforceable or affects or is senior to the Production Payment. Such references are not intended to constitute and do not constitute any express or implied recognition or acknowledgment by any Party as to the validity, legality, enforceability or priority of the same or of any term, provision or condition thereof or the applicability or seniority thereof to the Production Payment and do not revive or ratify the same or create any rights in any third Person. No provision in this Conveyance may be construed as an agreement or expression of intent by Royalty Owner to acquire the Production Payment subject to any unrecorded Permitted Encumbrance.

     Section 3.7 Partial Invalidity. Except as otherwise expressly stated herein, in the event any term or provision contained in this Conveyance is for any reason held invalid, illegal or unenforceable to any extent by a court or regulatory agency of competent jurisdiction, such term or provision will otherwise remain effective and be enforced, and all other terms and provisions hereof will nevertheless remain effective and will be enforced, to the fullest extent permitted by applicable Law.

     Section 3.8 Waiver of Jury Trial and Special Damages. EACH PARTY HEREBY RATIFIES AND CONFIRMS ITS WAIVERS OF JURY TRIAL AND SPECIAL DAMAGES MADE IN
SECTION 7.9 OF THE PURCHASE AND SALE AGREEMENT.

     Section 3.9 Consent to Jurisdiction. EACH PARTY HEREBYRATIFIES AND CONFIRMS ITS CONSENT TO AND AGREEMENTS CONCERNING JURISDICTION, FORUM AND VENUE MADE IN
SECTION 7.10 OF THE PURCHASE AND SALE AGREEMENT.

     Section 3.10 Partition. Each Party acknowledges and agrees that neither Party has any right or interest that would permit it to partition any portion of the Subject Interests as against the other Party and each Party hereby waives any such right.

     Section 3.11 Addresses. The addresses of Royalty Owner and Working Interest Owner are as follows:

PCEC Sub 1, LLC
3710 Rawlins Street, Suite 1000
Dallas, TX 75219
Attention: Rosser C. Newton
Fax No.: 214-661-7760
Phone No.: (214) 661-7761

Baron Production LLC
300 S. CM Allen Pkwy, Suite 400
San Marcos, Texas 78666
Attention: Lisa P. Hamilton
Fax No.: (512) 392-7238
Phone No.: (512) 392-5775

     All notices, requests, demands, instructions and other communications required or permitted to be given hereunder must be in writing and must be given as provided in the Purchase and Sale Agreement.

     Section 3.12 Amendments and Waivers. This Conveyance may not be amended or modified, and no rights hereunder may be waived, except by a written document signed by the Party to be charged with such amendment, modification or waiver. Provisions of this Conveyance that refer to any consent, approval, amendment or waiver by either Party require such consent, approval, amendment or waiver to be in writing.

     IN WITNESS  WHEREOF,  Working  Interest  Owner and Royalty  Owner have each executed this Conveyance on the dates set forth in their respective acknowledgments below and Working Interest Owner has delivered this Conveyance to Royalty Owner as the transfer and conveyance to Royalty Owner of a presently vested property interest, to be effective with respect to production of Subject Hydrocarbons as of the Effective Time.


                         [SIGNATURES ON NEXT PAGE]

     EXECUTED this 28th day of July, 2014, to be effective as of the 28th day of July, 2014.

BARON PRODUCTION LLC

By:
     --------------------------------------------
Name:
     --------------------------------------------
Title:
     --------------------------------------------

STATE OF TEXAS            ss.
                          ss.
COUNTY OF _______         ss.

     This  instrument  was   acknowledged   before  me  on  July  ___,  2014  by
__________________________, the _______________________ of Baron Production LLC,
a Texas limited liability company, on behalf of said company.


                            -----------------------------------
                            Notary Public
                            Printed Name:
                                         ----------------------

Seal:

PCEC SUB 1, LLC

By:
     --------------------------------------------
     Rosser C. Newton
     Vice President

STATE OF TEXAS            ss.
                          ss.
COUNTY OF DALLAS          ss.

     This instrument was acknowledged before me on July ____, 2014 by Rosser C. Newton, the Vice President of PCEC Sub 1 LLC, a Texas limited liability company, on behalf of said company.


                            -----------------------------------
                            Notary Public
                            Printed Name:
                                         ----------------------


Seal:

                                    EXHIBIT A

                                PROPERTY EXHIBIT

EAST PEARSALL (STEWART) PROSPECT

TRACT 1 - 1985 ACRES

Lease 1: Oil and Gas Lease dated August 13, 2009, from Federal Royalty LLC, as General Partner for Federal Royalty Partners, Ltd., as Lessor, to Sien Energy Company, as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 66, page 502, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, out of the A.B.&M. Survey 5, A-29, the A.B.&M. Survey 7, A-30, the A.B.&M. Survey 9, A-31, the R.H. Adcock Survey 10, A-1341 and the B.S.&F. Survey 1, A-111, Frio County, Texas.

Lease 2: Oil and Gas Lease dated March 26, 2009, from Cimarron Texas Minerals, Ltd., as Lessor, to Sien Energy Company, as Lessee, recorded by Memorandum of Oil and Gas Lease dated March 31, 2009 in Volume 67, page 831, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described above in Lease 1.

Lease 3: Paid Up Oil and Gas Lease dated March 6, 2009, from Joseph M. Dawson, Jr., as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 504, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 4: Paid Up Oil and Gas Lease dated March 6, 2009, from Dorothy D. Burlage, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 508, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 5: Paid Up Oil and Gas Lease dated January 16, 2009, from Hager Oil & Gas, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 512, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 6: Paid Up Oil and Gas Lease dated September 28, 2009, from Bill Bishop, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 528, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 7: Paid Up Oil and Gas Lease dated September 28, 2009, from Robert L. Dow, Jr., as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 524, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 8: Paid Up Oil and Gas Lease dated September 28, 2009, from Wesley K. Winn, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 517, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 9: Paid Up Oil and Gas Lease dated September 28, 2009, from Tolar N. Hamblen, III, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 67, page 828, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 10: Paid Up Oil and Gas Lease dated September 28, 2009, from Ginger Busboom, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 521, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 11: Paid Up Oil and Gas Lease dated August 24, 2009, from Mark E. McCourt and wife, Susan McCourt, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 536, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 12: Paid Up Oil and Gas Lease dated August 24, 2009, from A.L. Furnace and wife, Pauline Furnace, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 532, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 13: Paid Up Oil and Gas Lease dated August 10, 2009, from Dickerson Resources, Arthur J. Milbarger and Joseph E. Stewart, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 540, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 14: Paid Up Oil and Gas Lease dated March 20, 2009, from Douglas C. Koch, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 544, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 15: Paid Up Oil and Gas Lease dated March 20, 2009, from Wayne A. Bissett, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 550, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 16: Paid Up Oil and Gas Lease dated December 3, 2007, from Clarence J. Fraser, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 556, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 17: Paid Up Oil and Gas Lease dated August 12, 2009, from Dorothy L. Hardin, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 559, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 18: Paid Up Oil and Gas Lease dated August 12, 2009, from Anne L. Madigan, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 563, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 19: Paid Up Oil and Gas Lease dated September 2, 2009, from Jessica Stansell, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 567, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 20: Paid Up Oil and Gas Lease dated March 24, 2009, from Thornton Davis Minerals, L.P., as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 570, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 21: Paid-Up Oil and Gas Lease dated September 1, 2009, from Stewart Information Services Corporation, as Lessor, to Sien Energy Company, as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 66, page 574, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 22: Paid-Up Oil and Gas Lease dated September 2, 2009, from Nathan Weaver, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 70, page 249, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 23: Paid-Up Oil and Gas Lease dated September 2, 2009, from Jesse Walker, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 73, page 621, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 24: Paid-Up Oil and Gas Lease dated March 23, 2011, from Wanda Weaver, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 91, page 773, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 25: Paid Up Oil and Gas Lease dated June 23, 2011, from Charles McClain, as Receiver for Mineral Interests in Cause No. 11-03-00095CVF, for Nancy Brown et al., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 92, page 996, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

TRACT 2 - 640 ACRES

Lease 1: Paid Up Oil and Gas Lease dated November 6, 2009, from Roxana Kelfer, Individually and as Trustee of the Louis A. Michael Trust, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 237, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas.

Lease 2: Paid Up Oil and Gas Lease dated November 6, 2009, from Lynn Kendrick, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 242, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

Lease 3: Paid Up Oil and Gas Lease dated November 6, 2009, from Caroline J. Wanke, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 247, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

Lease 4: Paid Up Oil and Gas Lease dated November 6, 2009, from Diana Morawski, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 251, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

Lease 5: Paid Up Oil and Gas Lease dated November 6, 2009, from Claudia Davis, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 255, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASES  DESCRIBED ABOVE COVER THE FOLLOWING
WELLS:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Stewart No. 1 Well                   89.100000%            66.825000%
(API #42-163-33411 / RRC ID #15635)
Ricochet - Stewart No. 2 Well                   89.100000%            66.825000%
(API #42-163-33455 / RRC ID #15635)
Ricochet - Stewart-Michael Unit No. 1 Well      89.100000%            66.907685%
(API #42-163-33535 / RRC ID #16563)
Ricochet - Stewart-Michael No. 2H Unit Well     89.100000%            66.825000%
(API #42-163-33550 / RRC ID #16379)
Ricochet - Stewart No. 4RE Well                 95.466809%            71.600107%
(API #42-163-33585 / RRC ID #17349)

BREAZEALE PROSPECT (NEAL TRUST UNIT)

Lease 1: Paid Up Oil and Gas Lease dated July 25, 2011, from Iven A. Neal and Ruby Neal, as Trustees of the Iven A. Neal and Ruby Neal Living Trust, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 95, page 113, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 148.37 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas.

Lease 2: Paid Up Oil and Gas Lease dated July 25, 2011, from James P. Neal and Coleen F. Neal, as Trustees of the James P. Neal and Coleen F. Neal Living Trust, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 95, page 110, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 148.37 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being the same land described in Lease 1.

Lease 3: Oil and Gas Lease dated July 18, 2011, from Providence Minerals, LLC, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 95, page 116, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 127.9 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being part of the same land described in Lease 1.

Lease 4: Oil and Gas Lease dated August 16, 2011, from Texas Osage Royalty Pool, Inc., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 95, page 819, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 127.9 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being part of the same land described in Lease 1.

Lease 5: Paid Up Oil and Gas Lease dated September 30, 2011, from Vicki Lee Gates and Sherri Lynn Tope, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 99, page 37, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 65.59 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas.

Lease 6: Paid Up Oil and Gas Lease dated October 14, 2011, from The Collis and Lucille Woodward Family Trust dated August 29, 1990, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in

Volume 100, page 20, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 88.02 acres of land, more or less, out of the Frio County School Land League No. 1, A-310, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas.

Lease 7: Paid Up Oil and Gas Lease dated October 14, 2011, from The Clyde E. and Valerie V. Woodward Family Trust dated November 12, 1996, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 100, page 18, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 88.02 acres of land, more or less, out of the Frio County School Land League No. 1, A-310, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being the same land described in Lease 6.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASES  DESCRIBED ABOVE COVER THE FOLLOWING
WELL:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Neal Trust No. 1H Unit Well            100.000%             75.000%
(API #42-163-33643 / RRC ID #17593)

FRIO AUSTIN CHALK PROSPECT

(CULPEPPER AREA)

JANE T. CULPEPPER ET AL., LEASES

Lease 1: Oil and Gas Lease dated January 18, 2010, from Jane Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 672, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 441, Official Public Records, Frio County, Texas, covering 718 acres of land, more or less, out of the J. E. Roberts Survey No. 4, A-903, the L.I.M. & C. Co. Survey No. 112, A-754 and the B.S. & F Survey No. 3, A-109, Frio County, Texas.

Lease 2: Oil and Gas Lease dated January 18, 2010, from John Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 675, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 444, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

Lease 3: Oil and Gas Lease dated January 18, 2010, from Jim Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 678, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 446, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

Lease 4: Oil and Gas Lease dated January 18, 2010, from Bill Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 681, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 448, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

Lease 5: Oil and Gas Lease dated January 18, 2010, from Nancy C. Flores, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 684, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 450, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASES  DESCRIBED ABOVE COVER THE FOLLOWING
WELLS:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Culpepper No. 1H Unit Well             100.000%             80.000%
(API #42-163-33480 / RRC ID #16214)
Ricochet - Culpepper No. 2H Unit Well             100.000%             80.000%
(API #42-163-33494 / RRC ID #16115)

JAMES W. CULPEPPER ET AL., LEASES - (3C LEASES)

Lease 1: Oil and Gas Lease dated February 3, 2010, from James Culpepper and wife, Kat Saunders, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 765, Official Public Records, Frio County, Texas, covering
657.28 acres of land, more or less, out of the J. E. Roberts Survey No. 2, A-904 and the James Cummings Survey No. 105, A-269, Frio County, Texas.

Lease 2: Oil and Gas Lease dated February 3, 2010, from John Culpepper and wife, Andrea M. Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 770, Official Public Records, Frio County, Texas, covering
657.28 acres of land, more or less, being the same land described above in Lease 1.

Lease 3: Oil and Gas Lease dated February 3, 2010, from Joe Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 75, page 590, Official Public Records, Frio County, Texas, covering 104.14 acres of land, more or less, out of the J. E. Roberts Survey No. 2, A-904 and the James Cummings

Survey No. 105, A-269, Frio County, Texas, being a portion of the same land described above in Lease 1.

Lease 4: Oil and Gas Lease dated October 31, 2010, from Tommy J. Muston and wife, Deborah A. Muston, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 83, page 692, Official Public Records, Frio County, Texas, covering 224.14 acres of land, more or less, out of the J. E. Roberts Survey No. 2, A-904 and the J. E. Roberts Survey No. 6, A-905, Frio County, Texas, being a portion of the same land described above in Lease 1.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASES  DESCRIBED ABOVE COVER THE FOLLOWING
WELLS:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - 3C No. 1H Unit Well                   100.000%             79.715823%
(API #42-163-33508 / RRC ID #16225)
Ricochet - 3C No. 2H Unit Well                   100.000%             79.715823%
(API #42-163-33563 / RRC ID #16225)

KOTZEBUE LEASE

Oil and Gas Lease dated August 26, 2010, from David W. Kotzebue and wife, Deborah R. Kotzebue, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 79, page 752, Official Public Records, Frio County, Texas, originally covering 527.33 acres of land, more or less, out of the J. E. Roberts Survey No. 4, A-903, Frio County, Texas, insofar as and only insofar as said lease covers 400 acres of land, more or less, being the retained acreage allocated to the Kotzebue No. 1 Well, as described in that certain Partial Release of Oil and Gas Lease and Designation of Well Tract dated effective January 1, 2014, executed by Ricochet Energy, Inc. et al., recorded in Volume 150, page 793, Official Public Records, Frio County, Texas.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASE  DESCRIBED ABOVE COVERS THE FOLLOWING
WELL:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Kotzebue No. 1 Well                    100.000%             75.000%
(API #42-163-33589 / RRC ID #17063)

EXPRESS RE-ENTRY PROSPECTS

CANTU-HENDERSON UNIT

Ricochet Energy,  Inc. -  Cantu-Henderson  No. 1H Unit, being the pooled unit of
495.17 acres out of the J. Poitevent Survey No. 5, A-559 and the R.M. Harkness Survey No. 6, A-890, Frio County, Texas, as more particularly described in that certain Declaration of Unit dated September 24, 2010, executed by Ricochet Energy, Inc., recorded in Volume 81, page 174, Official Public Records, Frio County, Texas, pooling the acreage covered by the following described leases.

Lease 1: Oil, Gas and Mineral Lease dated September 17, 2008, from Herlinda G. Cantu, as Lessor, to Express Oil & Gas, as Lessee, recorded in Volume 57, page 798, Official Public Records, Frio County, Texas, (and also recorded by Memorandum of Oil and Gas Lease in Volume 57, page 796, Official Public Records,

Frio County, Texas), as amended, covering 177.45 acres, more or less, out of the
J. Poitevent Survey No. 5, A-559, Frio County, Texas, all of the 177.45 acres covered by said lease, as more particularly described therein, being included in this unit.

Lease 2: Oil, Gas and Mineral Lease dated October 28, 2008, from Winfred Henderson and wife, Alice A. Henderson, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 193, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the
317.72 acres covered by said lease, as more particularly described therein, being included in this unit.

Lease 3: Oil, Gas and Mineral Lease dated October 28, 2008, from Jimmy Henderson, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 200, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 4: Oil, Gas and Mineral Lease dated October 28, 2008, from Selfa A. Garza, joined pro forma by her husband, Tino Garza, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 180, Official Public Records, Frio County, Texas, as ratified and amended, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 5: Oil, Gas and Mineral Lease dated November 17, 2008, from Linda Green, joined pro forma by her husband, Ken Green, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 173, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 6: Oil, Gas and Mineral Lease dated November 17, 2008, from Larry Myrick, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 187, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 7: Oil, Gas and Mineral Lease dated July 10, 2009, from Donna Myrick, as Lessor, to Express Oil & Gas, as Lessee, recorded by Memorandum of Oil, Gas and Mineral Lease in Volume 63, page 76, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the
317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 8: Oil, Gas and Mineral Lease dated November 17, 2008, from Janice Hemphill, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 63, page 70, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASES  DESCRIBED ABOVE COVER THE FOLLOWING
WELL:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Cantu-Henderson No. 1H Unit Well      100.000%             77.042448%
(API #42-163-33426 / RRC ID #12392)

HARRIS LEASE

Oil, Gas and Mineral Lease dated January 13, 1976, from William Donald Harris and wife, Mary Ann Harris, as Lessor, to Charles R. Stubblefield, as Lessee, recorded in Volume 342, page 485, Deed Records, Frio County, Texas, covering
735.00 acres, more or less, out of the William Webber Survey, A-668 and the G.B. Pilant Survey, A-540, Frio County, Texas, insofar as and only insofar as said lease covers 281.4 acres of land, more or less, around the Ricochet Energy, Inc.
- Harris No. 2 and Harris No. 3 Wells (but expressly excluding the well and wellbore for the Express Oil & Gas - Harris #4 Well [API # 42-163-32691]) in Frio County, Texas.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASE  DESCRIBED ABOVE COVERS THE FOLLOWING
WELLS:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Harris No. 2 Well                       90.000%             67.500%
(API #42-163-32604 / RRC ID #15063)
Ricochet - Harris No. 3 Well                       90.000%             67.500%
(API #42-163-32647 / RRC ID #15063)

W.S. SHAFFER AND W.S. SHAFFER -B- LEASES

Oil, Gas and Mineral Lease dated September 9, 1958, from W.S. Shaffer and wife, E.S. Shaffer, as Lessors to J.R. McLean, as Lessee, recorded in Volume 574, page 186, Deed Records, Taylor County, Texas, covering the following tracts:

Tract 1

Being 314.80 acres of land situated in Taylor County, Texas, and being the North Half of Survey No. 12, Certificate No. 17/368, Block No. 3, S. P. RR Company Lands, and being the same land described by metes and bounds in a Patent from the State of Texas to J. L. Pierce, dated April 12, 1951, recorded in Volume G-2, Page 143, of the Patent Records of Taylor County, Texas.

Tract 2

Being 167.5 acres,  more or less, out of Survey No. 6,  Certificate No. 4508, G.
C. & S. RR Company Lands in Taylor County, Texas being described as follows, to-wit:

BEGINNING at the Northwest corner S. F. 15185, W. S. Shaffer Survey No. 1; THENCE South 15(degree)East with the West line S.F. 15185, 2,293 varas, to fence;
THENCE in a westerly direction with said fence to an inner corner of said G. C. & S. RR Company Survey No. 6;
THENCE North 15(degree)West with a west line of said G. C. & S. RR Company Survey No. 6, 2,152.2 varas to the South line of a tract owned by Sayles;
THENCE North 75o 25' East 425.6 varas with a fence to the place of beginning.

INSOFAR AS, AND ONLY INSOFAR AS, THE LEASE  DESCRIBED ABOVE COVERS THE FOLLOWING
WELLS:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Baron - W.S. Shaffer -B- #3                        75.000%             56.250%
(API #42-441-81191 / RRC ID #11127)
Baron - W.S. Shaffer -B- #4                        75.000%             56.250%
(API #42-441-81192 / RRC ID #11127)

W.S. SHAFFER -C- LEASE

Oil, Gas and Mineral Lease dated April 30, 1970, from M.C. Shaffer, et al, as Lessors to J.D. Tompkins, as Lessee, recorded in Volume 880, page 501, Deed Records, Taylor County, Texas, covering all of the W.S. Shaffer Survey No. 1, S.F. 15185, Patented to W.S. Shaffer by the State of Texas on June 11, 1951, by Patent No. 475, Volume 17-B, and containing 136.55 acres, more or less.

INSOFAR AS, AND ONLY INSOFAR,  AS THE LEASE DESCRIBED ABOVE COVERS THE FOLLOWING
WELL:

          Wells                                      WI                  NRI
          -----                                      --                  ---
Baron - W.S. Shaffer -C- #1                        75.000%             56.250%
(API #42-441-30235 / RRC ID #11495)

                                   SCHEDULE 1

                        SCHEDULED QUANTITIES (IN BARRELS)

      VPP Delivery Period          VPP Scheduled Quantities, in Barrels
      -------------------          ------------------------------------

      August 2014                                 2,500

      September 2014                              2,500

      October 2014                                2,500

      November 2014                               2,500

      December 2014                               2,500

      January 2015                                2,500

      February 2015                               2,500

      March 2015                                  2,500

      April 2015                                  2,500

      May 2015                                    2,500

      June 2015                                   2,500

      July 2015                                   2,500

      August 2015                                 2,500

      September 2015                              2,500

      October 2015                                2,500

      November 2015                               2,500

      December 2015                               2,500

      January 2016                                2,500

      February 2016                               2,500

      March 2016                                  2,500

      April 2016                                  2,500

      May 2016                                    2,500

      June 2016                                   2,500

      July 2016                                   2,500

      VPP Delivery Period          VPP Scheduled Quantities, in Barrels
      -------------------          ------------------------------------

      August 2016                                 2,500

      September 2016                              2,500

      October 2016                                2,500

      November 2016                               2,500

      December 2016                               2,500

      January 2017                                2,500

      February 2017                               2,500

      March 2017                                  2,500

      April 2017                                  2,500

      May 2017                                    2,500

      June 2017                                   2,500

      July 2017                                   2,500

                                   SCHEDULE 2

                               FIELD PRICE FOR OIL

The "Field Price" of Oil for each Month means the final settlement price per Barrel on the date of expiry of the applicable West Texas Intermediate Crude Oil Futures Contract for Cushing, Oklahoma Delivery traded on the New York Mercantile Exchange for such Month. For example, the Field Price for the Month of September 2014 will be the final settlement price on August 21, 2014 of the contract that expires on August 30, 2014